EXHIBIT 10.1
AMENDMENT NO. 5 DATED AS OF JUNE 24, 2009, TO EMPLOYMENT AGREEMENT, DATED AS OF NOVEMBER 3, 2003, BY AND BETWEEN VION PHARMACEUTICALS, INC. AND ALAN KESSMAN
          AMENDMENT NO. 5, dated as of June 24, 2009, to Employment Agreement, dated as of November 3, 2003, by and between Vion Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Alan Kessman (the “Executive”), as amended by Amendment No. 1 thereto, dated September 13, 2005, Amendment No. 2 thereto, dated January 3, 2006, Amendment No. 3 thereto, dated February 13, 2008 and Amendment No. 4 thereto, dated June 23, 2008 (collectively, the “2003 Agreement”).
          WHEREAS, the Executive has been acting as the Chief Executive Officer of the Company pursuant to the 2003 Agreement; and
          WHEREAS, the 2003 Agreement expires on December 31, 2009; and
          WHEREAS, the Board of Directors of the Company (the “Board”) recognizes that the Executive’s continued long-term contribution to the growth and success of the Company is essential, and the Board desires to provide for the continued employment of the Executive on the terms set forth in the 2003 Agreement; and
          WHEREAS, the Executive is willing to continue to serve the Company on the terms and conditions set forth in the 2003 Agreement.
          NOW THEREFORE, in order to effectuate the foregoing, the Company and the Executive wish to amend the 2003 Agreement to extend the term thereof as set forth below. Accordingly, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:
          1. Section 2 of the 2003 Agreement is hereby amended and restated in its entirety to read as follows:
          “2. Term. The term of the Executive’s employment hereunder (the “term”) will commence on January 1, 2004 (the “Effective Date”) and, unless sooner terminated or extended in accordance with the terms hereof, will expire on December 31, 2011.”
          2. Except as specifically amended as set forth herein, the 2003 Agreement shall remain in full force and effect.
          3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
IN WITNESS WHEREOF, this Amendment No. 5 has been executed as of the date and year first above written.

VION PHARMACEUTICALS, INC.

By:	/s/ William Miller William Miller
Chairman of the Board

/s/ Alan Kessman Alan Kessman